Exhibit 99.1

FOR IMMEDIATE RELEASE
Group 1 Automotive Announces Record Fourth Quarter and Full Year 2022 Financial Results
•Fourth Quarter and Full Year Diluted Earnings Per Common Share from Continuing Operations of $10.75 and $47.31, respectively, increased 18.6% and 38.7%, over the comparable prior year period
•Full Year Revenues and Gross Profit of $16.2 billion and $3.0 billion, respectively, increased 20.3% and 21.5%, over the comparable prior year period
•FY22 Share Repurchases of 3,021,023 Shares; ~ 17.6% of Common Shares
HOUSTON, January 25, 2023 — Group 1 Automotive, Inc. (NYSE: GPI) (“Group 1” or the “Company”), an international, Fortune 300 automotive retailer with 204 dealerships located in the U.S. and U.K., today reported record fourth quarter (“current quarter”) and full year 2022 (“current year”) financial results.
Current year total revenues of $16.2 billion, total gross profit of $3.0 billion, and diluted earnings per common share from continuing operations of $47.31 were the highest in Company history. Consolidated revenues for the current year saw double digit growth across all major business lines, and consolidated new vehicle and parts and service gross profit grew over 25.0% in the current year, with parts and service gross profit exceeding $1.0 billion for the first time.
“I am very proud of our team for their outstanding achievements this year. Together, we delivered record revenues, gross profit, and diluted earnings per common share from continuing operations,” said Daryl Kenningham, Group 1’s President and Chief Executive Officer. “We added incremental scale by acquiring close to $1 billion of revenues and continued to return capital to our shareholders through share repurchases, buying back approximately 18% of our outstanding common shares in 2022. As the industry accelerates into new paradigms, that presents outstanding opportunities for Group 1 to demonstrate our leadership. With our disciplined capital allocation and demonstrated operating excellence in critical areas of our business, we are very well positioned to take advantage of these changes in the future.”
Reconciliations for financial results, non-GAAP metrics, and diluted earnings per common share between continuing and discontinued operations are included in the accompanying financial tables.
Current Quarter Results Overview
Total revenues for the current quarter were $4.1 billion, a 16.6% increase compared to $3.5 billion for the fourth quarter of 2021 (“prior year quarter”).
Net income from continuing operations for the current quarter was $156.7 million, a 4.0% decrease compared to $163.2 million for the prior year quarter. Current quarter adjusted net income from continuing operations (a non-GAAP measure) was $158.4 million, a 6.7% decrease compared to $169.9 million in the prior year quarter.
Current quarter diluted earnings per common share from continuing operations was $10.75, an 18.6% increase compared to $9.06 for the prior year quarter. Current quarter adjusted diluted earnings per common share from continuing operations (a non-GAAP measure) was $10.86, a 15.2% increase over the prior year quarter of $9.43. Current quarter and prior year quarter adjusted diluted earnings per common share from continuing operations exclude adjusted diluted earnings per common share from discontinued operations of $0.01 and $0.10, respectively.

Fourth Quarter 2022 Key Performance Metrics (year-over-year comparable period basis)	Consolidated		Same Store (a non-GAAP measure)
Reported:	4Q22	Change	4Q22	Change
Total revenues	$4.1B	+16.6%	$3.6B	+5.9%
Total gross profit (“GP”)	$719.4M	+7.2%	$624.1M	(3.3)%
NV units sold	39,922	+12.2%	34,971	+2.5%
NV GP per retail unit (“PRU”)	$5,195	(4.5)%	$5,022	(7.7)%
Used vehicle (“UV”) retail units sold	43,560	+16.8%	38,771	+7.0%
UV retail GP PRU	$1,386	(42.9)%	$1,367	(43.8)%
Parts & service (“P&S”) GP	$281.1M	+21.1%	$245.8M	+10.5%
P&S Gross Margin (“GM”)	54.2%	+1.3%	53.3%	+0.6%
Finance and Insurance (“F&I”) revenues	$172.7M	+15.0%	$151.4M	+4.5%
F&I GP PRU	$2,068	+0.4%	$2,052	(0.3)%
Selling, General and Administrative (“SG&A”) expenses as a % of GP	63.1%	+36 bps	63.8%	+111 bps
Adjusted SG&A expenses (a non-GAAP measure) as a % of GP	62.9%	+101 bps	63.6%	+195 bps
Full Year 2022 Results Overview
Current year total revenues were $16.2 billion, a 20.3% increase compared to $13.5 billion for the full year 2021 (“prior year”).
Current year net income from continuing operations was $754.2 million, a 20.6% increase compared to $625.4 million for the prior year. Current year adjusted net income from continuing operations (a non-GAAP measure) was $728.7 million, a 15.0% increase compared to $633.7 million for the prior year.
Current year diluted earnings per common share from continuing operations was $47.31, a 38.7% increase over $34.11 for the prior year. Current year adjusted diluted earnings per common share from continuing operations (a non-GAAP measure) was $45.71, a 32.3% increase over $34.55 for the prior year. Current year and prior year adjusted diluted earnings per common share from continuing operations exclude adjusted diluted earnings per common share from discontinued operations of $0.14 and $0.46, respectively.

Full Year 2022 Key Performance Metrics (year-over-year comparable period basis)	Consolidated		Same Store (a non-GAAP measure)
Reported:	FY22	Change	FY22	Change
Total revenues	$16.2B	+20.3%	$13.7B	+3.7%
Total GP	$3.0B	+21.5%	$2.5B	+4.0%
NV units sold	154,714	+5.9%	128,684	(10.0)%
NV GP PRU	$5,336	+27.6%	$5,203	+24.9%
UV retail units sold	184,700	+14.1%	158,848	(0.2)%
UV retail GP PRU	$1,699	(22.4)%	$1,674	(23.7)%
P&S GP	$1.1B	+27.0%	$934.7M	+10.2%
P&S GM	54.9%	+0.3%	53.9%	(0.6)%
F&I revenues	$722.2M	+24.2%	$613.5M	+7.8%
F&I GP PRU	$2,128	+12.7%	$2,134	+13.3%
SG&A expenses as a % of GP	60.1%	(38) bps	61.7%	+124 bps
Adjusted SG&A expenses (a non-GAAP measure) as a % of GP	61.4%	+109 bps	61.6%	+149 bps
Corporate Development
In December 2022, the Company acquired Mercedes-Benz and Sprinter franchises in California. This acquisition is expected to generate $200.0 million of annual revenues, bringing current year total acquired expected annual revenues to $940.0 million. From January 1, 2021 to December 31, 2022, the Company has acquired total expected annual revenues of $3.4 billion.

Share Repurchases
During the current quarter, the Company repurchased 973,365 shares, representing approximately 5.7% of the Company’s current year beginning outstanding common shares, at an average price per common share of $166.14, for a total of $161.7 million. During the current year, the Company repurchased 3,021,023 shares, representing approximately 17.6% of the Company’s current year beginning outstanding common shares, at an average price per common share of $172.54, for a total of $521.2 million. As of December 31, 2022, the Company had an aggregate 14.3 million outstanding common shares and unvested restricted stock awards.
The Company adopted a Rule 10b5-1 trading plan that was effective from January 3, 2023 to January 23, 2023. Under this plan, the Company repurchased an additional 76,294 shares, at an average price of $179.42, for a total cost of $13.7 million. As of January 23, 2023, the Company’s aggregate outstanding common shares and unvested restricted stock awards approximates 14.2 million shares. The Company currently has $149.7 million remaining on its Board authorized common share repurchase program.
Future repurchases may be made from time to time, based on market conditions, legal requirements, and other corporate considerations, in the open market or in privately negotiated transactions, and subject to Board approval and covenant restrictions.
Fourth Quarter and Full Year 2022 Earnings Conference Call Details
Group 1’s senior management will host a conference call today at 10 a.m. ET to discuss the fourth quarter and full year 2022 financial results. The conference call will be simulcast live on the Internet at group1corp.com/events. A webcast replay will be available for 30 days.
The conference call will also be available live by dialing in 10 minutes prior to the start of the call at:
Domestic: 1-888-317-6003
International: 1-412-317-6061
Passcode:     9229065
A telephonic replay will be available following the call through February 1, 2023, by dialing:
Domestic: 1-877-344-7529
International: 1-412-317-0088
Replay Code:    7685772
ABOUT GROUP 1 AUTOMOTIVE, INC.
Group 1 owns and operates 204 automotive dealerships, 275 franchises, and 46 collision centers in the United States and the United Kingdom that offer 35 brands of automobiles. Through its dealerships and omni-channel platform, the Company sells new and used cars and light trucks; arranges related vehicle financing; sells service contracts; provides automotive maintenance and repair services; and sells vehicle parts.
Group 1 discloses additional information about the Company, its business, and its results of operations at www.group1corp.com, www.group1auto.com, www.group1collision.com, www.acceleride.com, www.facebook.com/group1auto, and www.twitter.com/group1auto.

FORWARD-LOOKING STATEMENTS
This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which are statements related to future, not past, events and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. In this context, the forward-looking statements often include statements regarding our strategic investments, goals, plans, projections and guidance regarding our financial position, results of operations and business strategy, including the annualized revenues of recently completed acquisitions or dispositions and other benefits of such currently anticipated or recently completed acquisitions or dispositions. These forward-looking statements often contain words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "should," "foresee," "may" or "will" and similar expressions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. Any such forward-looking statements are not assurances of future performance and involve risks and uncertainties that may cause actual results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, (a) general economic and business conditions, (b) the level of manufacturer incentives, (c) the future regulatory environment, (d) our ability to obtain an inventory of desirable new and used vehicles, (e) our relationship with our automobile manufacturers and the willingness of manufacturers to approve future acquisitions, (f) our cost of financing and the availability of credit for consumers, (g) our ability to complete acquisitions and dispositions and the risks associated therewith, (h) foreign exchange controls and currency fluctuations, (i) the impacts of COVID-19 and the armed conflict in Ukraine on our business and the supply chains upon which our business is dependent, (j) the impacts of continued inflation and any potential global recession, (k) our ability to maintain sufficient liquidity to operate, (l) the risk that proposed transactions will not be consummated in a timely manner, and (m) our ability to successfully integrate recent and future acquisitions. For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

NON-GAAP FINANCIAL MEASURES, SAME STORE DATA, AND OTHER DATA
In addition to evaluating the financial condition and results of our operations in accordance with U.S. GAAP, from time to time our management evaluates and analyzes results and any impact on the Company of strategic decisions and actions relating to, among other things, cost reduction, growth, profitability improvement initiatives, and other events outside of normal, or "core," business and operations, by considering alternative financial measures not prepared in accordance with U.S. GAAP. In our evaluation of results from time to time, we exclude items that do not arise directly from core operations, such as non-cash asset impairment charges, out-of-period adjustments, legal matters, gains and losses on dealership franchise or real estate transactions, and catastrophic events, such as hailstorms, hurricanes, and snow storms. Because these non-core charges and gains materially affect the Company's financial condition or results in the specific period in which they are recognized, management also evaluates, and makes resource allocation and performance evaluation decisions based on, the related non-GAAP measures excluding such items. This includes evaluating measures such as adjusted selling, general and administrative expenses, adjusted net income, adjusted diluted earnings per share, and constant currency. These adjusted measures are not measures of financial performance under U.S. GAAP, but are instead considered non-GAAP financial performance measures. Non-GAAP measures do not have definitions under U.S. GAAP and may be defined differently by, and not be comparable to similarly titled measures used by, other companies. As a result, any non-GAAP financial measures considered and evaluated by management are reviewed in conjunction with a review of the most directly comparable measures calculated in accordance with U.S. GAAP. We caution investors not to place undue reliance on such non-GAAP measures, but also to consider them with the most directly comparable U.S. GAAP measures.
In addition to using such non-GAAP measures to evaluate results in a specific period, management believes that such measures may provide more complete and consistent comparisons of operational performance on a period-over-period historical basis and a better indication of expected future trends. Our management also uses these adjusted measures in conjunction with U.S. GAAP financial measures to assess our business, including communication with our Board of Directors, investors, and industry analysts concerning financial performance. We disclose these non-GAAP measures, and the related reconciliations, because we believe investors use these metrics in evaluating longer-term period-over-period performance, and to allow investors to better understand and evaluate the information used by management to assess operating performance. The exclusion of certain expenses in the calculation of non-GAAP financial measures should not be construed as an inference that these costs are unusual or infrequent. We anticipate excluding these expenses in the future presentation of our non-GAAP financial measures.
In addition, we evaluate our results of operations on both an as reported and a constant currency basis. The constant currency presentation, which is a non-GAAP measure, excludes the impact of fluctuations in foreign currency exchange rates. We believe providing constant currency information provides valuable supplemental information regarding our underlying business and results of operations, consistent with how we evaluate our performance. We calculate constant currency percentages by converting our current period reported results for entities reporting in currencies other than U.S. dollars using comparative period exchange rates rather than the actual exchange rates in effect during the respective periods. The constant currency performance measures should not be considered a substitute for, or superior to, the measures of financial performance prepared in accordance with U.S. GAAP. The Same Store amounts presented include the results of dealerships for the identical months in each period presented in comparison, commencing with the first full month in which the dealership was owned by us and, in the case of dispositions, ending with the last full month it was owned by us. Same Store results also include the activities of our corporate headquarters.
Certain amounts in the financial statements may not compute due to rounding. All computations have been calculated using unrounded amounts for all periods presented.

Investor contacts:
Jason Babbitt
Vice President, Treasurer
Group 1 Automotive, Inc.
jbabbitt@group1auto.com
Media contacts:
Pete DeLongchamps
Senior Vice President, Manufacturer Relations, Financial Services and Public Affairs
Group 1 Automotive, Inc.
pdelongchamps@group1auto.com
or
Clint Woods
Pierpont Communications, Inc.
713-627-2223 | cwoods@piercom.com

Group 1 Automotive, Inc.
Condensed Consolidated Statements of Operations
(Unaudited)
(In millions, except per share data)

	Three Months Ended December 31,
	2022	2021	Increase/(Decrease)	% Change
REVENUES:
New vehicle retail sales	$1,972.8	$1,676.2	$296.6	17.7%
Used vehicle retail sales	1,319.4	1,136.6	182.8	16.1%
Used vehicle wholesale sales	85.7	87.7	(2.0)	(2.3)%
Parts and service sales	518.4	439.0	79.5	18.1%
Finance, insurance and other, net	172.7	150.1	22.5	15.0%
Total revenues	4,069.0	3,489.6	579.4	16.6%
COST OF SALES:
New vehicle retail sales	1,765.4	1,482.6	282.8	19.1%
Used vehicle retail sales	1,259.0	1,046.0	213.0	20.4%
Used vehicle wholesale sales	87.8	82.9	4.8	5.8%
Parts and service sales	237.3	206.8	30.6	14.8%
Total cost of sales	3,349.5	2,818.3	531.2	18.8%
GROSS PROFIT	719.4	671.2	48.2	7.2%
Selling, general and administrative expenses	453.8	420.9	32.8	7.8%
Depreciation and amortization expense	22.4	20.6	1.8	8.7%
Asset impairments	1.3	—	1.3	100.0%
INCOME FROM OPERATIONS	241.9	229.7	12.3	5.3%
Floorplan interest expense	9.6	7.2	2.4	34.2%
Other interest expense, net	22.0	16.0	6.0	37.7%
Other expense	4.6	—	4.6	100.0%
INCOME BEFORE INCOME TAXES	205.7	206.5	(0.8)	(0.4)%
Provision for income taxes	48.9	43.3	5.6	13.0%
Net income from continuing operations	156.7	163.2	(6.5)	(4.0)%
Net income (loss) from discontinued operations	0.2	(76.1)	76.3	100.3%
NET INCOME	$157.0	$87.1	$69.9	80.2%
Less: Earnings allocated to participating securities	4.6	2.9	1.6	56.1%
Net income available to diluted common shares	$152.4	$84.2	$68.2	81.1%
Diluted earnings per share from continuing operations	$10.75	$9.06	$1.69	18.6%
Diluted earnings (loss) per share from discontinued operations	$0.01	$(4.23)	$4.24	100.3%
DILUTED EARNINGS PER SHARE	$10.76	$4.84	$5.93	122.6%
Weighted average dilutive common shares outstanding	14.2	17.4	(3.2)	(18.6)%
Weighted average participating securities	0.4	0.6	(0.2)	(30.5)%
Total weighted average shares	14.6	18.0	(3.4)	(19.0)%
Effective tax rate on continuing operations	23.8%	21.0%	2.8%

Group 1 Automotive, Inc.
Condensed Consolidated Statements of Operations
(Unaudited)
(In millions, except per share data)

	Years Ended December 31,
	2022	2021	Increase/(Decrease)	% Change
REVENUES:
New vehicle retail sales	$7,452.5	$6,504.8	$947.8	14.6%
Used vehicle retail sales	5,673.3	4,438.8	1,234.5	27.8%
Used vehicle wholesale sales	364.6	365.7	(1.2)	(0.3)%
Parts and service sales	2,009.5	1,591.2	418.4	26.3%
Finance, insurance and other, net	722.2	581.4	140.8	24.2%
Total revenues	16,222.1	13,481.9	2,740.2	20.3%
COST OF SALES:
New vehicle retail sales	6,627.0	5,894.0	733.0	12.4%
Used vehicle retail sales	5,359.6	4,084.6	1,275.0	31.2%
Used vehicle wholesale sales	364.6	340.9	23.7	7.0%
Parts and service sales	905.8	721.8	184.0	25.5%
Total cost of sales	13,256.9	11,041.2	2,215.7	20.1%
GROSS PROFIT	2,965.2	2,440.7	524.5	21.5%
Selling, general and administrative expenses	1,783.3	1,477.2	306.2	20.7%
Depreciation and amortization expense	88.4	77.4	10.9	14.1%
Asset impairments	2.1	1.7	0.4	24.5%
INCOME FROM OPERATIONS	1,091.4	884.4	207.0	23.4%
Floorplan interest expense	27.3	27.6	(0.4)	(1.3)%
Other interest expense, net	77.5	55.8	21.7	38.9%
Other expense	1.2	—	1.2	100.0%
INCOME BEFORE INCOME TAXES	985.3	800.9	184.4	23.0%
Provision for income taxes	231.1	175.5	55.6	31.7%
Net income from continuing operations	754.2	625.4	128.8	20.6%
Net loss from discontinued operations	(2.7)	(73.3)	70.6	(96.3)%
NET INCOME	$751.5	$552.1	$199.4	36.1%
Less: Earnings allocated to participating securities	21.2	18.5	2.7	14.4%
Net income available to diluted common shares	$730.3	$533.6	$196.8	36.9%
Diluted earnings per share from continuing operations	$47.31	$34.11	$13.20	38.7%
Diluted loss per share from discontinued operations	$(0.17)	$(4.00)	$3.83	(95.8)%
DILUTED EARNINGS PER SHARE	$47.14	$30.11	$17.03	56.6%
Weighted average dilutive common shares outstanding	15.5	17.7	(2.2)	(12.6)%
Weighted average participating securities	0.5	0.6	(0.2)	(27.2)%
Total weighted average shares	15.9	18.3	(2.4)	(13.1)%
Effective tax rate on continuing operations	23.5%	21.9%	1.5%

Group 1 Automotive, Inc.
Additional Information — Consolidated
(Unaudited)

	December 31, 2022	December 31, 2021	Increase/(Decrease)	% Change
SELECTED BALANCE SHEET INFORMATION:
(In millions)
Cash and cash equivalents	$47.9	$14.9	$32.9	220.6%
Inventories, net	$1,356.6	$1,073.1	$283.4	26.4%
Floorplan notes payable, net (1)	$1,005.2	$531.0	$474.2	89.3%
Total debt	$2,082.5	$2,035.7	$46.8	2.3%
Total equity	$2,237.5	$1,825.2	$412.2	22.6%
(1) Amounts are net of offset accounts of $153.6 and $271.9, respectively.

	Three Months Ended December 31,		Years Ended December 31,
	2022	2021	2022	2021
NEW VEHICLE UNIT SALES GEOGRAPHIC MIX:
United States	80.3%	81.6%	80.8%	80.9%
United Kingdom	19.7%	18.4%	19.2%	19.1%

NEW VEHICLE UNIT SALES BRAND MIX:
Toyota/Lexus	24.5%	21.5%	24.4%	24.6%
Volkswagen/Audi/Porsche/SEAT/SKODA	15.2%	13.8%	15.6%	15.4%
BMW/MINI	14.7%	15.5%	13.3%	12.3%
Ford/Lincoln	8.1%	9.7%	8.2%	8.9%
Honda/Acura	6.7%	8.5%	6.8%	8.6%
Chevrolet/GMC/Buick/Cadillac	7.0%	5.7%	6.6%	6.6%
Mercedes-Benz/Sprinter	5.9%	5.3%	6.1%	4.8%
Chrysler/Dodge/Jeep/RAM	3.8%	5.0%	4.8%	4.3%
Hyundai/Kia/Genesis	4.6%	4.7%	4.8%	5.3%
Nissan	3.8%	6.1%	3.7%	5.8%
Subaru	2.6%	2.0%	2.6%	1.6%
Jaguar/Land Rover	1.6%	1.1%	1.6%	1.6%
Mazda	1.2%	0.8%	1.2%	0.2%
Other	0.3%	0.2%	0.3%	0.1%
	100.0%	100.0%	100.0%	100.0%

	December 31, 2022	December 31, 2021
DAYS’ SUPPLY IN INVENTORY (1):
Consolidated
New vehicle inventory	24	12
Used vehicle inventory	34	42
U.S.
New vehicle inventory	21	9
Used vehicle inventory	28	36
U.K.
New vehicle inventory	36	33
Used vehicle inventory	63	66
(1) Days’ supply in inventory is calculated based on inventory unit levels and 30-day total unit sales volumes, both at the end of each reporting period.

Group 1 Automotive, Inc.
Reported Operating Data — Consolidated
(Unaudited)
(In millions, except unit data)

	Three Months Ended December 31,
	2022	2021	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$1,972.8	$1,676.2	$296.6	17.7%	$(47.4)	20.5%
Used vehicle retail sales	1,319.4	1,136.6	182.8	16.1%	(36.3)	19.3%
Used vehicle wholesale sales	85.7	87.7	(2.0)	(2.3)%	(3.6)	1.8%
Total used	1,405.1	1,224.3	180.8	14.8%	(39.9)	18.0%
Parts and service sales	518.4	439.0	79.5	18.1%	(9.8)	20.3%
F&I, net	172.7	150.1	22.5	15.0%	(2.1)	16.4%
Total revenues	$4,069.0	$3,489.6	$579.4	16.6%	$(99.3)	19.4%
Gross profit:
New vehicle retail sales	$207.4	$193.6	$13.8	7.1%	$(4.3)	9.4%
Used vehicle retail sales	60.4	90.6	(30.2)	(33.3)%	(2.0)	(31.1)%
Used vehicle wholesale sales	(2.1)	4.8	(6.9)	(143.1)%	0.1	(145.4)%
Total used	58.3	95.4	(37.1)	(38.9)%	(1.9)	(36.9)%
Parts and service sales	281.1	232.2	48.9	21.1%	(5.3)	23.4%
F&I, net	172.7	150.1	22.5	15.0%	(2.1)	16.4%
Total gross profit	$719.4	$671.2	$48.2	7.2%	$(13.7)	9.2%
Gross margin:
New vehicle retail sales	10.5%	11.5%	(1.0)%
Used vehicle retail sales	4.6%	8.0%	(3.4)%
Used vehicle wholesale sales	(2.4)%	5.5%	(7.9)%
Total used	4.1%	7.8%	(3.6)%
Parts and service sales	54.2%	52.9%	1.3%
Total gross margin	17.7%	19.2%	(1.6)%
Units sold:
Retail new vehicles sold	39,922	35,573	4,349	12.2%
Retail used vehicles sold	43,560	37,298	6,262	16.8%
Wholesale used vehicles sold	9,003	8,218	785	9.6%
Total used	52,563	45,516	7,047	15.5%
Average sales price per unit sold:
New vehicle retail	$49,416	$47,119	$2,297	4.9%	$(1,188)	7.4%
Used vehicle retail	$30,289	$30,472	$(183)	(0.6)%	$(833)	2.1%
Gross profit per unit sold:
New vehicle retail sales	$5,195	$5,441	$(246)	(4.5)%	$(108)	(2.5)%
Used vehicle retail sales	$1,386	$2,428	$(1,042)	(42.9)%	$(47)	(41.0)%
Used vehicle wholesale sales	$(230)	$585	$(814)	(139.3)%	$13	(141.4)%
Total used	$1,109	$2,095	$(986)	(47.1)%	$(36)	(45.3)%
F&I PRU	$2,068	$2,060	$8	0.4%	$(25)	1.6%
Other:
SG&A expenses	$453.8	$420.9	$32.8	7.8%	$(10.3)	10.2%
Adjusted SG&A expenses (1)	$452.9	$415.8	$37.1	8.9%	$(10.3)	11.4%
SG&A as % gross profit	63.1%	62.7%	0.4%
Adjusted SG&A as % gross profit (1)	62.9%	61.9%	1.0%
Operating margin %	5.9%	6.6%	(0.6)%
Adjusted operating margin % (1)	6.0%	6.7%	(0.7)%
Pretax margin %	5.1%	5.9%	(0.9)%
Adjusted pretax margin % (1)	5.1%	6.2%	(1.1)%
Floorplan expense:
Floorplan interest expense	$9.6	$7.2	$2.4	34.2%	$(0.3)	37.9%
Less: Floorplan assistance (2)	13.9	13.6	0.3	2.3%	—	2.3%
Net floorplan expense	$(4.3)	$(6.4)	$2.1		$(0.3)
Adjusted floorplan interest expense (1)	$9.6	$3.8	$5.8	153.0%	$(0.3)	160.0%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.
(2) Floorplan assistance is included within New vehicle retail Gross profit above and New vehicle retail Cost of sales in our Condensed Consolidated Statements of Operations.

Group 1 Automotive, Inc.
Reported Operating Data — Consolidated
(Unaudited)
(In millions, except unit data)

	Years Ended December 31,
	2022	2021	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$7,452.5	$6,504.8	$947.8	14.6%	$(146.4)	16.8%
Used vehicle retail sales	5,673.3	4,438.8	1,234.5	27.8%	(126.8)	30.7%
Used vehicle wholesale sales	364.6	365.7	(1.2)	(0.3)%	(13.3)	3.3%
Total used	6,037.9	4,804.6	1,233.3	25.7%	(140.2)	28.6%
Parts and service sales	2,009.5	1,591.2	418.4	26.3%	(28.9)	28.1%
F&I, net	722.2	581.4	140.8	24.2%	(7.4)	25.5%
Total revenues	$16,222.1	$13,481.9	$2,740.2	20.3%	$(322.8)	22.7%
Gross profit:
New vehicle retail sales	$825.6	$610.8	$214.8	35.2%	$(13.3)	37.3%
Used vehicle retail sales	313.8	354.2	(40.5)	(11.4)%	(6.9)	(9.5)%
Used vehicle wholesale sales	—	24.9	(24.9)	(100.0)%	0.3	(101.2)%
Total used	313.8	379.1	(65.3)	(17.2)%	(6.6)	(15.5)%
Parts and service sales	1,103.7	869.4	234.3	27.0%	(16.6)	28.9%
F&I, net	722.2	581.4	140.8	24.2%	(7.4)	25.5%
Total gross profit	$2,965.2	$2,440.7	$524.5	21.5%	$(44.2)	23.3%
Gross margin:
New vehicle retail sales	11.1%	9.4%	1.7%
Used vehicle retail sales	5.5%	8.0%	(2.4)%
Used vehicle wholesale sales	—%	6.8%	(6.8)%
Total used	5.2%	7.9%	(2.7)%
Parts and service sales	54.9%	54.6%	0.3%
Total gross margin	18.3%	18.1%	0.2%
Units sold:
Retail new vehicles sold	154,714	146,072	8,642	5.9%
Retail used vehicles sold	184,700	161,857	22,843	14.1%
Wholesale used vehicles sold	37,072	39,486	(2,414)	(6.1)%
Total used	221,772	201,343	20,429	10.1%
Average sales price per unit sold:
New vehicle retail	$48,170	$44,531	$3,639	8.2%	$(946)	10.3%
Used vehicle retail	$30,716	$27,424	$3,292	12.0%	$(687)	14.5%
Gross profit per unit sold:
New vehicle retail sales	$5,336	$4,181	$1,155	27.6%	$(86)	29.7%
Used vehicle retail sales	$1,699	$2,189	$(490)	(22.4)%	$(38)	(20.7)%
Used vehicle wholesale sales	$—	$630	$(630)	(100.0)%	$8	(101.3)%
Total used	$1,415	$1,883	$(468)	(24.9)%	$(30)	(23.3)%
F&I PRU	$2,128	$1,888	$240	12.7%	$(22)	13.8%
Other:
SG&A expenses	$1,783.3	$1,477.2	$306.2	20.7%	$(30.7)	22.8%
Adjusted SG&A expenses (1)	$1,819.2	$1,470.7	$348.5	23.7%	$(30.6)	25.8%
SG&A as % gross profit	60.1%	60.5%	(0.4)%
Adjusted SG&A as % gross profit (1)	61.4%	60.3%	1.1%
Operating margin %	6.7%	6.6%	0.2%
Adjusted operating margin % (1)	6.5%	6.6%	(0.1)%
Pretax margin %	6.1%	5.9%	0.1%
Adjusted pretax margin % (1)	5.9%	6.0%	(0.2)%
Floorplan expense:
Floorplan interest expense	$27.3	$27.6	$(0.4)	(1.3)%	$(0.7)	1.2%
Less: Floorplan assistance (2)	56.0	54.2	1.8	3.3%	—	3.3%
Net floorplan expense	$(28.7)	$(26.5)	$(2.1)		$(0.7)
Adjusted floorplan interest expense (1)	$27.3	$22.9	$4.4	19.4%	$(0.7)	22.5%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.
(2) Floorplan assistance is included within New vehicle retail Gross profit above and New vehicle retail Cost of sales in our Condensed Consolidated Statements of Operations.

Group 1 Automotive, Inc.
Reported Operating Data — U.S.
(Unaudited)
(In millions, except unit data)

	Three Months Ended December 31,
	2022	2021	Increase/(Decrease)	% Change
Revenues:
New vehicle retail sales	$1,656.7	$1,412.5	$244.2	17.3%
Used vehicle retail sales	1,083.9	874.6	209.3	23.9%
Used vehicle wholesale sales	61.1	52.6	8.5	16.2%
Total used	1,145.0	927.2	217.8	23.5%
Parts and service sales	453.6	379.4	74.2	19.6%
F&I, net	158.8	135.6	23.3	17.2%
Total revenues	$3,414.2	$2,854.7	$559.6	19.6%
Gross profit:
New vehicle retail sales	$175.0	$170.8	$4.2	2.5%
Used vehicle retail sales	47.3	71.0	(23.7)	(33.3)%
Used vehicle wholesale sales	(1.2)	3.7	(5.0)	(133.0)%
Total used	46.1	74.8	(28.6)	(38.3)%
Parts and service sales	245.9	197.1	48.8	24.8%
F&I, net	158.8	135.6	23.3	17.2%
Total gross profit	$625.8	$578.1	$47.7	8.3%
Gross margin:
New vehicle retail sales	10.6%	12.1%	(1.5)%
Used vehicle retail sales	4.4%	8.1%	(3.8)%
Used vehicle wholesale sales	(2.0)%	7.1%	(9.1)%
Total used	4.0%	8.1%	(4.0)%
Parts and service sales	54.2%	51.9%	2.3%
Total gross margin	18.3%	20.3%	(1.9)%
Units sold:
Retail new vehicles sold	32,064	29,028	3,036	10.5%
Retail used vehicles sold	34,997	29,266	5,731	19.6%
Wholesale used vehicles sold	6,563	4,986	1,577	31.6%
Total used	41,560	34,252	7,308	21.3%
Average sales price per unit sold:
New vehicle retail	$51,670	$48,661	$3,009	6.2%
Used vehicle retail	$30,971	$29,883	$1,088	3.6%
Gross profit per unit sold:
New vehicle retail sales	$5,458	$5,883	$(425)	(7.2)%
Used vehicle retail sales	$1,353	$2,427	$(1,074)	(44.3)%
Used vehicle wholesale sales	$(188)	$748	$(935)	(125.1)%
Total used	$1,110	$2,182	$(1,073)	(49.2)%
F&I PRU	$2,369	$2,325	$43	1.9%
Other:
SG&A expenses	$383.8	$352.0	$31.9	9.1%
Adjusted SG&A expenses (1)	$383.0	$346.8	$36.2	10.4%
SG&A as % gross profit	61.3%	60.9%	0.5%
Adjusted SG&A as % gross profit (1)	61.2%	60.0%	1.2%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Reported Operating Data — U.S.
(Unaudited)
(In millions, except unit data)

	Years Ended December 31,
	2022	2021	Increase/(Decrease)	% Change
Revenues:
New vehicle retail sales	$6,238.5	$5,371.4	$867.1	16.1%
Used vehicle retail sales	4,531.5	3,356.3	1,175.2	35.0%
Used vehicle wholesale sales	238.8	232.2	6.6	2.8%
Total used	4,770.2	3,588.5	1,181.8	32.9%
Parts and service sales	1,761.4	1,361.4	399.9	29.4%
F&I, net	656.9	525.0	132.0	25.1%
Total revenues	$13,427.1	$10,846.3	$2,580.8	23.8%
Gross profit:
New vehicle retail sales	$713.5	$533.4	$180.2	33.8%
Used vehicle retail sales	250.3	281.8	(31.5)	(11.2)%
Used vehicle wholesale sales	2.6	17.3	(14.7)	(85.0)%
Total used	252.9	299.0	(46.1)	(15.4)%
Parts and service sales	959.0	732.1	226.8	31.0%
F&I, net	656.9	525.0	132.0	25.1%
Total gross profit	$2,582.3	$2,089.5	$492.8	23.6%
Gross margin:
New vehicle retail sales	11.4%	9.9%	1.5%
Used vehicle retail sales	5.5%	8.4%	(2.9)%
Used vehicle wholesale sales	1.1%	7.4%	(6.4)%
Total used	5.3%	8.3%	(3.0)%
Parts and service sales	54.4%	53.8%	0.7%
Total gross margin	19.2%	19.3%	—%
Units sold:
Retail new vehicles sold	124,934	118,211	6,723	5.7%
Retail used vehicles sold	145,632	125,409	20,223	16.1%
Wholesale used vehicles sold	25,076	24,790	286	1.2%
Total used	170,708	150,199	20,509	13.7%
Average sales price per unit sold:
New vehicle retail	$49,934	$45,439	$4,495	9.9%
Used vehicle retail	$31,116	$26,763	$4,353	16.3%
Gross profit per unit sold:
New vehicle retail sales	$5,711	$4,512	$1,199	26.6%
Used vehicle retail sales	$1,719	$2,247	$(528)	(23.5)%
Used vehicle wholesale sales	$104	$697	$(594)	(85.1)%
Total used	$1,481	$1,991	$(509)	(25.6)%
F&I PRU	$2,428	$2,155	$273	12.7%
Other:
SG&A expenses	$1,516.9	$1,234.9	$281.9	22.8%
Adjusted SG&A expenses (1)	$1,551.3	$1,229.6	$321.7	26.2%
SG&A as % gross profit	58.7%	59.1%	(0.4)%
Adjusted SG&A as % gross profit (1)	60.1%	58.8%	1.2%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Reported Operating Data — U.K.
(Unaudited)
(In millions, except unit data)

	Three Months Ended December 31,
	2022	2021	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$316.0	$263.6	$52.4	19.9%	$(47.4)	37.9%
Used vehicle retail sales	235.5	262.0	(26.5)	(10.1)%	(36.3)	3.7%
Used vehicle wholesale sales	24.6	35.2	(10.6)	(30.0)%	(3.6)	(19.7)%
Total used	260.1	297.1	(37.1)	(12.5)%	(39.9)	1.0%
Parts and service sales	64.8	59.6	5.2	8.8%	(9.8)	25.3%
F&I, net	13.8	14.6	(0.8)	(5.2)%	(2.1)	9.1%
Total revenues	$654.8	$634.9	$19.9	3.1%	$(99.3)	18.8%
Gross profit:
New vehicle retail sales	$32.4	$22.8	$9.6	42.1%	$(4.3)	61.0%
Used vehicle retail sales	13.0	19.5	(6.5)	(33.3)%	(2.0)	(22.9)%
Used vehicle wholesale sales	(0.8)	1.1	(1.9)	NM	0.1	NM
Total used	12.2	20.6	(8.4)	(40.8)%	(1.9)	(31.5)%
Parts and service sales	35.2	35.1	0.1	0.3%	(5.3)	15.4%
F&I, net	13.8	14.6	(0.8)	(5.2)%	(2.1)	9.1%
Total gross profit	$93.6	$93.1	$0.5	0.6%	$(13.7)	15.3%
Gross margin:
New vehicle retail sales	10.2%	8.6%	1.6%
Used vehicle retail sales	5.5%	7.5%	(1.9)%
Used vehicle wholesale sales	(3.4)%	3.1%	(6.5)%
Total used	4.7%	6.9%	(2.2)%
Parts and service sales	54.3%	59.0%	(4.6)%
Total gross margin	14.3%	14.7%	(0.4)%
Units sold:
Retail new vehicles sold	7,858	6,545	1,313	20.1%
Retail used vehicles sold	8,563	8,032	531	6.6%
Wholesale used vehicles sold	2,440	3,232	(792)	(24.5)%
Total used	11,003	11,264	(261)	(2.3)%
Average sales price per unit sold:
New vehicle retail	$40,220	$40,279	$(59)	(0.1)%	$(6,037)	14.8%
Used vehicle retail	$27,501	$32,619	$(5,118)	(15.7)%	$(4,240)	(2.7)%
Gross profit per unit sold:
New vehicle retail sales	$4,122	$3,482	$640	18.4%	$(549)	34.1%
Used vehicle retail sales	$1,521	$2,431	$(910)	(37.4)%	$(237)	(27.7)%
Used vehicle wholesale sales	$(343)	$333	$(677)	NM	$46	NM
Total used	$1,108	$1,829	$(722)	(39.4)%	$(174)	(29.9)%
F&I PRU	$841	$999	$(158)	(15.8)%	$(127)	(3.2)%
Other:
SG&A expenses	$69.9	$69.0	$0.9	1.4%	$(10.3)	16.3%
SG&A as % gross profit	74.7%	74.1%	0.6%
NM — Not Meaningful

Group 1 Automotive, Inc.
Reported Operating Data — U.K.
(Unaudited)
(In millions, except unit data)

	Years Ended December 31,
	2022	2021	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$1,214.0	$1,133.3	$80.7	7.1%	$(146.4)	20.0%
Used vehicle retail sales	1,141.8	1,082.5	59.3	5.5%	(126.8)	17.2%
Used vehicle wholesale sales	125.8	133.6	(7.8)	(5.8)%	(13.3)	4.2%
Total used	1,267.6	1,216.1	51.5	4.2%	(140.2)	15.8%
Parts and service sales	248.2	229.8	18.4	8.0%	(28.9)	20.6%
F&I, net	65.2	56.4	8.8	15.6%	(7.4)	28.7%
Total revenues	$2,795.1	$2,635.6	$159.4	6.0%	$(322.8)	18.3%
Gross profit:
New vehicle retail sales	$112.0	$77.4	$34.6	44.7%	$(13.3)	61.9%
Used vehicle retail sales	63.5	72.5	(9.0)	(12.4)%	(6.9)	(2.9)%
Used vehicle wholesale sales	(2.6)	7.6	(10.2)	(134.4)%	0.3	(138.3)%
Total used	60.9	80.1	(19.2)	(24.0)%	(6.6)	(15.7)%
Parts and service sales	144.7	137.3	7.5	5.5%	(16.6)	17.6%
F&I, net	65.2	56.4	8.8	15.6%	(7.4)	28.7%
Total gross profit	$382.9	$351.2	$31.7	9.0%	$(44.2)	21.6%
Gross margin:
New vehicle retail sales	9.2%	6.8%	2.4%
Used vehicle retail sales	5.6%	6.7%	(1.1)%
Used vehicle wholesale sales	(2.1)%	5.7%	(7.8)%
Total used	4.8%	6.6%	(1.8)%
Parts and service sales	58.3%	59.7%	(1.4)%
Total gross margin	13.7%	13.3%	0.4%
Units sold:
Retail new vehicles sold	29,780	27,861	1,919	6.9%
Retail used vehicles sold	39,068	36,448	2,620	7.2%
Wholesale used vehicles sold	11,996	14,696	(2,700)	(18.4)%
Total used	51,064	51,144	(80)	(0.2)%
Average sales price per unit sold:
New vehicle retail	$40,766	$40,678	$88	0.2%	$(4,915)	12.3%
Used vehicle retail	$29,227	$29,701	$(474)	(1.6)%	$(3,247)	9.3%
Gross profit per unit sold:
New vehicle retail sales	$3,762	$2,779	$983	35.4%	$(448)	51.5%
Used vehicle retail sales	$1,624	$1,988	$(364)	(18.3)%	$(177)	(9.4)%
Used vehicle wholesale sales	$(217)	$516	$(734)	(142.1)%	$25	(146.9)%
Total used	$1,192	$1,565	$(374)	(23.9)%	$(130)	(15.6)%
F&I PRU	$948	$878	$70	8.0%	$(107)	20.2%
Other:
SG&A expenses	$266.5	$242.2	$24.2	10.0%	$(30.7)	22.7%
Adjusted SG&A expenses (1)	$267.9	$241.1	$26.8	11.1%	$(30.6)	23.8%
SG&A as % gross profit	69.6%	69.0%	0.6%
Adjusted SG&A as % gross profit (1)	70.0%	68.7%	1.3%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Same Store Operating Data — Consolidated
(Unaudited)
(In millions, except unit data)

	Three Months Ended December 31,
	2022	2021	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$1,715.3	$1,609.7	$105.6	6.6%	$(46.0)	9.4%
Used vehicle retail sales	1,164.9	1,105.9	59.0	5.3%	(35.3)	8.5%
Used vehicle wholesale sales	74.5	86.2	(11.7)	(13.5)%	(3.5)	(9.5)%
Total used	1,239.4	1,192.1	47.3	4.0%	(38.8)	7.2%
Parts and service sales	461.2	421.9	39.2	9.3%	(9.0)	11.4%
F&I, net	151.4	144.8	6.6	4.5%	(2.0)	5.9%
Total revenues	$3,567.2	$3,368.5	$198.7	5.9%	$(95.8)	8.7%
Gross profit:
New vehicle retail sales	$175.6	$185.6	$(10.0)	(5.4)%	$(4.1)	(3.2)%
Used vehicle retail sales	53.0	88.2	(35.1)	(39.9)%	(1.9)	(37.7)%
Used vehicle wholesale sales	(1.6)	4.7	(6.3)	(134.5)%	0.1	(136.9)%
Total used	51.4	92.8	(41.5)	(44.7)%	(1.8)	(42.7)%
Parts and service sales	245.8	222.5	23.3	10.5%	(5.0)	12.7%
F&I, net	151.4	144.8	6.6	4.5%	(2.0)	5.9%
Total gross profit	$624.1	$645.7	$(21.6)	(3.3)%	$(13.0)	(1.3)%
Gross margin:
New vehicle retail sales	10.2%	11.5%	(1.3)%
Used vehicle retail sales	4.5%	8.0%	(3.4)%
Used vehicle wholesale sales	(2.2)%	5.5%	(7.6)%
Total used	4.1%	7.8%	(3.6)%
Parts and service sales	53.3%	52.7%	0.6%
Total gross margin	17.5%	19.2%	(1.7)%
Units sold:
Retail new vehicles sold	34,971	34,112	859	2.5%
Retail used vehicles sold	38,771	36,239	2,532	7.0%
Wholesale used vehicles sold	7,770	7,991	(221)	(2.8)%
Total used	46,541	44,230	2,311	5.2%
Average sales price per unit sold:
New vehicle retail	$49,049	$47,188	$1,860	3.9%	$(1,315)	6.7%
Used vehicle retail	$30,045	$30,517	$(472)	(1.5)%	$(911)	1.4%
Gross profit per unit sold:
New vehicle retail sales	$5,022	$5,440	$(418)	(7.7)%	$(117)	(5.5)%
Used vehicle retail sales	$1,367	$2,432	$(1,065)	(43.8)%	$(50)	(41.7)%
Used vehicle wholesale sales	$(208)	$588	$(796)	(135.5)%	$14	(137.9)%
Total used	$1,104	$2,099	$(995)	(47.4)%	$(39)	(45.5)%
F&I PRU	$2,052	$2,058	$(6)	(0.3)%	$(28)	1.1%
Other:
SG&A expenses	$398.0	$404.6	$(6.6)	(1.6)%	$(9.8)	0.8%
Adjusted SG&A expenses (1)	$397.1	$398.3	$(1.2)	(0.3)%	$(9.8)	2.2%
SG&A as % gross profit	63.8%	62.7%	1.1%
Adjusted SG&A as % gross profit (1)	63.6%	61.7%	1.9%
Operating margin %	5.8%	6.6%	(0.8)%
Adjusted operating margin % (1)	5.8%	6.8%	(0.9)%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Same Store Operating Data — Consolidated
(Unaudited)
(In millions, except unit data)

	Years Ended December 31,
	2022	2021	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$6,183.2	$6,368.8	$(185.6)	(2.9)%	$(140.7)	(0.7)%
Used vehicle retail sales	4,866.1	4,368.0	498.1	11.4%	(120.8)	14.2%
Used vehicle wholesale sales	309.4	361.2	(51.8)	(14.3)%	(12.8)	(10.8)%
Total used	5,175.5	4,729.1	446.4	9.4%	(133.6)	12.3%
Parts and service sales	1,732.7	1,554.3	178.4	11.5%	(26.5)	13.2%
F&I, net	613.5	569.1	44.4	7.8%	(7.1)	9.1%
Total revenues	$13,705.0	$13,221.4	$483.6	3.7%	$(308.0)	6.0%
Gross profit:
New vehicle retail sales	$669.6	$596.0	$73.6	12.3%	$(12.7)	14.5%
Used vehicle retail sales	265.9	349.3	(83.4)	(23.9)%	(6.5)	(22.0)%
Used vehicle wholesale sales	(0.6)	24.6	(25.2)	(102.4)%	0.3	(103.6)%
Total used	265.3	373.9	(108.6)	(29.1)%	(6.3)	(27.4)%
Parts and service sales	934.7	848.4	86.3	10.2%	(15.5)	12.0%
F&I, net	613.5	569.1	44.4	7.8%	(7.1)	9.1%
Total gross profit	$2,483.0	$2,387.4	$95.7	4.0%	$(41.8)	5.8%
Gross margin:
New vehicle retail sales	10.8%	9.4%	1.5%
Used vehicle retail sales	5.5%	8.0%	(2.5)%
Used vehicle wholesale sales	(0.2)%	6.8%	(7.0)%
Total used	5.1%	7.9%	(2.8)%
Parts and service sales	53.9%	54.6%	(0.6)%
Total gross margin	18.1%	18.1%	0.1%
Units sold:
Retail new vehicles sold	128,684	143,009	(14,325)	(10.0)%
Retail used vehicles sold	158,848	159,172	(324)	(0.2)%
Wholesale used vehicles sold	30,655	38,818	(8,163)	(21.0)%
Total used	189,503	197,990	(8,487)	(4.3)%
Average sales price per unit sold:
New vehicle retail	$48,050	$44,534	$3,516	7.9%	$(1,094)	10.3%
Used vehicle retail	$30,634	$27,442	$3,192	11.6%	$(761)	14.4%
Gross profit per unit sold:
New vehicle retail sales	$5,203	$4,167	$1,036	24.9%	$(99)	27.2%
Used vehicle retail sales	$1,674	$2,195	$(521)	(23.7)%	$(41)	(21.9)%
Used vehicle wholesale sales	$(20)	$634	$(653)	(103.1)%	$9	(104.5)%
Total used	$1,400	$1,889	$(489)	(25.9)%	$(33)	(24.1)%
F&I PRU	$2,134	$1,883	$250	13.3%	$(25)	14.6%
Other:
SG&A expenses	$1,531.4	$1,442.8	$88.6	6.1%	$(29.2)	8.2%
Adjusted SG&A expenses (1)	$1,528.4	$1,434.0	$94.4	6.6%	$(28.9)	8.6%
SG&A as % gross profit	61.7%	60.4%	1.2%
Adjusted SG&A as % gross profit (1)	61.6%	60.1%	1.5%
Operating margin %	6.4%	6.6%	(0.2)%
Adjusted operating margin % (1)	6.4%	6.7%	(0.2)%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Same Store Operating Data — U.S.
(Unaudited)
(In millions, except unit data)

	Three Months Ended December 31,
	2022	2021	Increase/(Decrease)	% Change
Revenues:
New vehicle retail sales	$1,408.9	$1,346.2	$62.7	4.7%
Used vehicle retail sales	935.5	845.2	90.4	10.7%
Used vehicle wholesale sales	50.7	51.2	(0.4)	(0.9)%
Total used	986.3	896.3	89.9	10.0%
Parts and service sales	401.9	365.4	36.5	10.0%
F&I, net	137.8	130.3	7.5	5.8%
Total revenues	$2,934.9	$2,738.3	$196.6	7.2%
Gross profit:
New vehicle retail sales	$144.9	$162.8	$(17.9)	(11.0)%
Used vehicle retail sales	40.5	68.7	(28.2)	(41.1)%
Used vehicle wholesale sales	(0.8)	3.6	(4.4)	(121.8)%
Total used	39.7	72.3	(32.6)	(45.1)%
Parts and service sales	212.8	188.9	23.9	12.7%
F&I, net	137.8	130.3	7.5	5.8%
Total gross profit	$535.2	$554.3	$(19.1)	(3.4)%
Gross margin:
New vehicle retail sales	10.3%	12.1%	(1.8)%
Used vehicle retail sales	4.3%	8.1%	(3.8)%
Used vehicle wholesale sales	(1.6)%	7.1%	(8.6)%
Total used	4.0%	8.1%	(4.0)%
Parts and service sales	53.0%	51.7%	1.3%
Total gross margin	18.2%	20.2%	(2.0)%
Units sold:
Retail new vehicles sold	27,336	27,573	(237)	(0.9)%
Retail used vehicles sold	30,457	28,271	2,186	7.7%
Wholesale used vehicles sold	5,381	4,789	592	12.4%
Total used	35,838	33,060	2,778	8.4%
Average sales price per unit sold:
New vehicle retail	$51,541	$48,824	$2,717	5.6%
Used vehicle retail	$30,716	$29,895	$821	2.7%
Gross profit per unit sold:
New vehicle retail sales	$5,301	$5,905	$(604)	(10.2)%
Used vehicle retail sales	$1,329	$2,430	$(1,100)	(45.3)%
Used vehicle wholesale sales	$(147)	$756	$(903)	(119.4)%
Total used	$1,108	$2,187	$(1,080)	(49.4)%
F&I PRU	$2,385	$2,333	$52	2.2%
Other:
SG&A expenses	$331.9	$337.3	$(5.4)	(1.6)%
Adjusted SG&A expenses (1)	$331.0	$331.0	$0.1	—%
SG&A as % gross profit	62.0%	60.9%	1.2%
Adjusted SG&A as % gross profit (1)	61.9%	59.7%	2.1%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Same Store Operating Data — U.S.
(Unaudited)
(In millions, except unit data)

	Years Ended December 31,
	2022	2021	Increase/(Decrease)	% Change
Revenues:
New vehicle retail sales	$5,032.4	$5,236.0	$(203.6)	(3.9)%
Used vehicle retail sales	3,805.4	3,287.7	517.7	15.7%
Used vehicle wholesale sales	190.6	227.9	(37.3)	(16.4)%
Total used	3,996.0	3,515.5	480.4	13.7%
Parts and service sales	1,506.7	1,335.8	170.9	12.8%
F&I, net	551.5	512.8	38.6	7.5%
Total revenues	$11,086.5	$10,600.2	$486.4	4.6%
Gross profit:
New vehicle retail sales	$564.4	$518.6	$45.8	8.8%
Used vehicle retail sales	207.4	277.0	(69.6)	(25.1)%
Used vehicle wholesale sales	1.8	17.0	(15.2)	(89.5)%
Total used	209.2	293.9	(84.7)	(28.8)%
Parts and service sales	801.8	716.4	85.4	11.9%
F&I, net	551.5	512.8	38.6	7.5%
Total gross profit	$2,126.8	$2,041.7	$85.0	4.2%
Gross margin:
New vehicle retail sales	11.2%	9.9%	1.3%
Used vehicle retail sales	5.5%	8.4%	(3.0)%
Used vehicle wholesale sales	0.9%	7.4%	(6.5)%
Total used	5.2%	8.4%	(3.1)%
Parts and service sales	53.2%	53.6%	(0.4)%
Total gross margin	19.2%	19.3%	(0.1)%
Units sold:
Retail new vehicles sold	100,643	115,170	(14,527)	(12.6)%
Retail used vehicles sold	122,947	122,845	102	0.1%
Wholesale used vehicles sold	19,485	24,177	(4,692)	(19.4)%
Total used	142,432	147,022	(4,590)	(3.1)%
Average sales price per unit sold:
New vehicle retail	$50,003	$45,463	$4,539	10.0%
Used vehicle retail	$30,951	$26,763	$4,189	15.7%
Gross profit per unit sold:
New vehicle retail sales	$5,608	$4,503	$1,105	24.5%
Used vehicle retail sales	$1,687	$2,254	$(568)	(25.2)%
Used vehicle wholesale sales	$91	$702	$(610)	(87.0)%
Total used	$1,469	$1,999	$(530)	(26.5)%
F&I PRU	$2,466	$2,155	$312	14.5%
Other:
SG&A expenses	$1,281.7	$1,206.3	$75.4	6.3%
Adjusted SG&A expenses (1)	$1,280.0	$1,198.0	$82.0	6.8%
SG&A as % gross profit	60.3%	59.1%	1.2%
Adjusted SG&A as % gross profit (1)	60.2%	58.7%	1.5%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Same Store Operating Data — U.K.
(Unaudited)
(In millions, except unit data)

	Three Months Ended December 31,
	2022	2021	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$306.4	$263.5	$42.9	16.3%	$(46.0)	33.7%
Used vehicle retail sales	229.3	260.7	(31.4)	(12.0)%	(35.3)	1.5%
Used vehicle wholesale sales	23.7	35.0	(11.2)	(32.1)%	(3.5)	(22.2)%
Total used	253.1	295.7	(42.6)	(14.4)%	(38.8)	(1.3)%
Parts and service sales	59.3	56.6	2.7	4.8%	(9.0)	20.7%
F&I, net	13.5	14.5	(1.0)	(6.7)%	(2.0)	7.4%
Total revenues	$632.3	$630.2	$2.0	0.3%	$(95.8)	15.5%
Gross profit:
New vehicle retail sales	$30.7	$22.8	$7.9	34.9%	$(4.1)	52.9%
Used vehicle retail sales	12.5	19.5	(6.9)	(35.7)%	(1.9)	(25.7)%
Used vehicle wholesale sales	(0.8)	1.1	(1.9)	NM	0.1	NM
Total used	11.7	20.5	(8.9)	(43.1)%	(1.8)	(34.2)%
Parts and service sales	33.0	33.6	(0.7)	(2.0)%	(5.0)	12.8%
F&I, net	13.5	14.5	(1.0)	(6.7)%	(2.0)	7.4%
Total gross profit	$88.9	$91.4	$(2.5)	(2.8)%	$(13.0)	11.5%
Gross margin:
New vehicle retail sales	10.0%	8.6%	1.4%
Used vehicle retail sales	5.5%	7.5%	(2.0)%
Used vehicle wholesale sales	(3.5)%	3.1%	(6.6)%
Total used	4.6%	6.9%	(2.3)%
Parts and service sales	55.6%	59.5%	(3.9)%
Total gross margin	14.1%	14.5%	(0.4)%
Units sold:
Retail new vehicles sold	7,635	6,539	1,096	16.8%
Retail used vehicles sold	8,314	7,968	346	4.3%
Wholesale used vehicles sold	2,389	3,202	(813)	(25.4)%
Total used	10,703	11,170	(467)	(4.2)%
Average sales price per unit sold:
New vehicle retail	$40,126	$40,291	$(165)	(0.4)%	$(6,024)	14.5%
Used vehicle retail	$27,586	$32,724	$(5,138)	(15.7)%	$(4,250)	(2.7)%
Gross profit per unit sold:
New vehicle retail sales	$4,022	$3,481	$542	15.6%	$(537)	31.0%
Used vehicle retail sales	$1,505	$2,442	$(937)	(38.4)%	$(234)	(28.8)%
Used vehicle wholesale sales	$(347)	$337	$(684)	NM	$47	NM
Total used	$1,092	$1,839	$(747)	(40.6)%	$(172)	(31.3)%
F&I PRU	$848	$999	$(151)	(15.1)%	$(128)	(2.3)%
Other:
SG&A expenses	$66.1	$67.3	$(1.2)	(1.9)%	$(9.8)	12.7%
SG&A as % gross profit	74.3%	73.6%	0.7%
NM — Not Meaningful

Group 1 Automotive, Inc.
Same Store Operating Data — U.K.
(Unaudited)
(In millions, except unit data)

	Years Ended December 31,
	2022	2021	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$1,150.8	$1,132.8	$18.0	1.6%	$(140.7)	14.0%
Used vehicle retail sales	1,060.8	1,080.3	(19.6)	(1.8)%	(120.8)	9.4%
Used vehicle wholesale sales	118.8	133.3	(14.5)	(10.9)%	(12.8)	(1.3)%
Total used	1,179.5	1,213.6	(34.1)	(2.8)%	(133.6)	8.2%
Parts and service sales	226.1	218.5	7.5	3.5%	(26.5)	15.6%
F&I, net	62.1	56.3	5.7	10.2%	(7.1)	22.9%
Total revenues	$2,618.5	$2,621.2	$(2.8)	(0.1)%	$(308.0)	11.6%
Gross profit:
New vehicle retail sales	$105.2	$77.4	$27.8	36.0%	$(12.7)	52.4%
Used vehicle retail sales	58.5	72.4	(13.9)	(19.2)%	(6.5)	(10.1)%
Used vehicle wholesale sales	(2.4)	7.6	(10.0)	(131.2)%	0.3	(134.8)%
Total used	56.1	80.0	(23.9)	(29.9)%	(6.3)	(22.0)%
Parts and service sales	132.9	132.0	1.0	0.7%	(15.5)	12.5%
F&I, net	62.1	56.3	5.7	10.2%	(7.1)	22.9%
Total gross profit	$356.3	$345.6	$10.6	3.1%	$(41.8)	15.2%
Gross margin:
New vehicle retail sales	9.1%	6.8%	2.3%
Used vehicle retail sales	5.5%	6.7%	(1.2)%
Used vehicle wholesale sales	(2.0)%	5.7%	(7.7)%
Total used	4.8%	6.6%	(1.8)%
Parts and service sales	58.8%	60.4%	(1.6)%
Total gross margin	13.6%	13.2%	0.4%
Units sold:
Retail new vehicles sold	28,041	27,839	202	0.7%
Retail used vehicles sold	35,901	36,327	(426)	(1.2)%
Wholesale used vehicles sold	11,170	14,641	(3,471)	(23.7)%
Total used	47,071	50,968	(3,897)	(7.6)%
Average sales price per unit sold:
New vehicle retail	$41,040	$40,691	$350	0.9%	$(5,019)	13.2%
Used vehicle retail	$29,547	$29,739	$(192)	(0.6)%	$(3,365)	10.7%
Gross profit per unit sold:
New vehicle retail sales	$3,752	$2,779	$973	35.0%	$(453)	51.3%
Used vehicle retail sales	$1,629	$1,992	$(363)	(18.2)%	$(182)	(9.1)%
Used vehicle wholesale sales	$(213)	$522	$(735)	(140.9)%	$24	(145.6)%
Total used	$1,192	$1,569	$(378)	(24.1)%	$(133)	(15.6)%
F&I PRU	$971	$878	$93	10.6%	$(112)	23.3%
Other:
SG&A expenses	$249.7	$236.5	$13.1	5.6%	$(29.2)	17.9%
Adjusted SG&A expenses (1)	$248.4	$236.0	$12.4	5.3%	$(28.9)	17.5%
SG&A as % gross profit	70.1%	68.4%	1.6%
Adjusted SG&A as % gross profit (1)	69.7%	68.3%	1.5%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures — Consolidated
(Unaudited)
(In millions, except per share data)

	Three Months Ended December 31, 2022
	U.S. GAAP	Acquisition costs	Asset impairments	Non-GAAP adjusted
SG&A expenses	$453.8	$(0.9)	$—	$452.9
Asset impairments	$1.3	$—	$(1.3)	$—
Income from operations	$241.9	$0.9	$1.3	$244.1

Income before income taxes	$205.7	$0.9	$1.3	$207.9
Less: Provision for income taxes	48.9	0.2	0.3	49.4
Net income from continuing operations	156.7	0.7	1.0	158.4
Less: Earnings allocated to participating securities	4.6	—	—	4.6
Net income from continuing operations available to diluted common shares	$152.2	$0.6	$1.0	$153.8

Diluted earnings per common share from continuing operations	$10.75	$0.05	$0.07	$10.86

Effective tax rate	23.8%			23.8%

SG&A as % gross profit (1)	63.1%			62.9%
Operating margin (2)	5.9%			6.0%
Pretax margin (3)	5.1%			5.1%

Same Store SG&A expenses	$398.0	$(0.9)	$—	$397.1
Same Store SG&A as % gross profit (1)	63.8%			63.6%

Same Store income from operations	$206.0	$0.9	$0.6	$207.4
Same Store operating margin (2)	5.8%			5.8%

	U.S. GAAP	Non-GAAP adjustments	Non-GAAP adjusted
Net income from discontinued operations	$0.2	$—	$0.2
Less: Earnings allocated to participating securities	—	—	—
Net income from discontinued operations available to diluted common shares	$0.2	$—	$0.2

Net income	$157.0	$1.7	$158.6
Less: Earnings allocated to participating securities	4.6	—	4.6
Net income available to diluted common shares	$152.4	$1.6	$154.0

Diluted earnings per common share from discontinued operations	$0.01	$—	$0.01
Diluted earnings per common share from continuing operations	10.75	0.11	10.86
Diluted earnings per common share	$10.76	$0.11	$10.88
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.
(2) Adjusted operating margin excludes the impact of SG&A reconciling items above and asset impairment charges.
(3) Adjusted pretax margin excludes the impact of SG&A reconciling items above and asset impairment charges.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures — Consolidated
(Unaudited)
(In millions, except per share data)

	Three Months Ended December 31, 2021
	U.S. GAAP	Loss on interest rate swaps	Dealership and real estate transactions	Acquisition Costs	Legal matters	Non-GAAP adjusted
SG&A expenses	$420.9	$—	$3.3	$(9.1)	$0.7	$415.8
Income (loss) from operations	$229.7	$—	$(3.3)	$9.1	$(0.7)	$234.8
Floorplan interest expense	$7.2	$(3.4)	$—	$—	$—	$3.8

Income (loss) before income taxes	$206.5	$3.4	$(3.3)	$9.1	$(0.7)	$215.0
Less: Provision (benefit) for income taxes	43.3	0.7	(0.8)	2.0	(0.2)	45.2
Net income (loss) from continuing operations	163.2	2.6	(2.6)	7.1	(0.5)	169.9
Less: Earnings (loss) allocated to participating securities	5.5	0.1	(0.1)	0.2	—	5.7
Net income (loss) from continuing operations available to diluted common shares	$157.7	$2.5	$(2.5)	$6.8	$(0.5)	$164.1

Diluted earnings (loss) per common share from continuing operations	$9.06	$0.15	$(0.14)	$0.39	$(0.03)	$9.43

Effective tax rate	21.0%					21.0%

SG&A as % gross profit (1)	62.7%					61.9%
Operating margin (2)	6.6%					6.7%
Pretax margin (3)	5.9%					6.2%

Same Store SG&A expenses	$404.6	$—	$2.1	$(9.1)	$0.7	$398.3
Same Store SG&A as % gross profit (1)	62.7%					61.7%

Same Store income (loss) from operations	$221.4	$—	$(2.1)	$9.1	$(0.7)	$227.8
Same Store operating margin (2)	6.6%					6.8%

	U.S. GAAP	Non-GAAP adjustments	Non-GAAP adjusted
Net (loss) income from discontinued operations	$(76.1)	$78.0	$1.9
Less: (Loss) earnings allocated to participating securities	(2.6)	2.6	0.1
Net (loss) income from discontinued operations available to diluted common shares	$(73.5)	$75.3	$1.8

Net income	$87.1	$84.6	$171.7
Less: Earnings allocated to participating securities	2.9	2.9	5.8
Net income available to diluted common shares	$84.2	$81.8	$165.9

Diluted (loss) earnings per common share from discontinued operations	$(4.23)	$4.33	$0.10
Diluted earnings per common share from continuing operations	9.06	0.37	9.43
Diluted earnings per common share	$4.84	$4.70	$9.54
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.
(2) Adjusted operating margin excludes the impact of SG&A reconciling items above.
(3) Adjusted pretax margin excludes the impact of SG&A reconciling items above and a loss on interest rate swaps.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures — Consolidated
(Unaudited)
(In millions, except per share data)

	Year Ended December 31, 2022
	U.S. GAAP	Dealership and real estate transactions	Acquisition costs	Legal matters	Asset impairments	Non-GAAP adjusted
SG&A expenses	$1,783.3	$38.8	$(2.2)	$(0.8)	$—	$1,819.2
Asset impairments	$2.1	$—	$—	$—	$(2.1)	$—
Income (loss) from operations	$1,091.4	$(38.8)	$2.2	$0.8	$2.1	$1,057.6

Income (loss) before income taxes	$985.3	$(38.8)	$2.2	$0.8	$2.1	$951.6
Less: Provision (benefit) for income taxes	231.1	(9.1)	0.2	0.2	0.5	222.9
Net income (loss) from continuing operations	754.2	(29.7)	1.9	0.6	1.6	728.7
Less: Earnings (loss) allocated to participating securities	21.3	(0.8)	0.1	—	—	20.6
Net income (loss) from continuing operations available to diluted common shares	$733.0	$(28.9)	$1.9	$0.6	$1.6	$708.2

Diluted earnings (loss) per common share from continuing operations	$47.31	$(1.86)	$0.12	$0.04	$0.10	$45.71

Effective tax rate	23.5%					23.4%

SG&A as % gross profit (1)	60.1%					61.4%
Operating margin (2)	6.7%					6.5%
Pretax margin (3)	6.1%					5.9%

Same Store SG&A expenses	$1,531.4	$—	$(2.2)	$(0.8)	$—	$1,528.4
Same Store SG&A as % gross profit (1)	61.7%					61.6%

Same Store income from operations	$874.1	$—	$2.2	$0.8	$1.4	$878.5
Same Store operating margin (2)	6.4%					6.4%

	U.S. GAAP	Non-GAAP adjustments	Non-GAAP adjusted
Net (loss) income from discontinued operations	$(2.7)	$5.0	$2.3
Less: (Loss) earnings allocated to participating securities	(0.1)	0.1	0.1
Net (loss) income from discontinued operations available to diluted common shares	$(2.6)	$4.9	$2.2

Net income (loss)	$751.5	$(20.5)	$731.0
Less: Earnings (loss) allocated to participating securities	21.2	(0.6)	20.6
Net income (loss) available to diluted common shares	$730.3	$(20.0)	$710.4

Diluted (loss) earnings per common share from discontinued operations	$(0.17)	$0.31	$0.14
Diluted earnings (loss) per common share from continuing operations	47.31	(1.60)	45.71
Diluted earnings (loss) per common share	$47.14	$(1.29)	$45.85
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.
(2) Adjusted operating margin excludes the impact of SG&A reconciling items above and asset impairment charges.
(3) Adjusted pretax margin excludes the impact of SG&A reconciling items above and asset impairment charges.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures — Consolidated
(Unaudited)
(In millions, except per share data)

	Year Ended December 31, 2021
	U.S. GAAP	Loss on interest rate swaps	Catastrophic events	Dealership and real estate transactions	Acquisition costs	Legal matters	Asset impairments	Tax rate changes	Non-GAAP adjusted
SG&A expenses	$1,477.2	$—	$(2.8)	$4.4	$(13.4)	$5.3	$—	$—	$1,470.7
Asset impairments	$1.7	$—	$—	$—	$—	$—	$(1.7)	$—	$—
Income (loss) from operations	$884.4	$—	$2.8	$(4.4)	$13.4	$(5.3)	$1.7	$—	$892.6
Floorplan interest expense	$27.6	$(4.8)	$—	$—	$—	$—	$—	$—	$22.9

Income (loss) before income taxes	$800.9	$4.8	$2.8	$(4.4)	$13.4	$(5.3)	$1.7	$—	$813.9
Less: Provision (benefit) for income taxes	175.5	1.1	0.6	(1.0)	3.0	(1.2)	0.4	1.9	180.3
Net income (loss) from continuing operations	625.4	3.7	2.2	(3.4)	10.5	(4.2)	1.3	(1.9)	633.7
Less: Earnings (loss) allocated to participating securities	21.0	0.1	0.1	(0.1)	0.4	(0.1)	—	(0.1)	21.3
Net income (loss) from continuing operations available to diluted common shares	$604.4	$3.6	$2.1	$(3.3)	$10.1	$(4.0)	$1.3	$(1.8)	$612.4

Diluted earnings (loss) per common share from continuing operations	$34.11	$0.20	$0.12	$(0.19)	$0.57	$(0.23)	$0.07	$(0.10)	$34.55

Effective tax rate	21.9%								22.1%

SG&A as % gross profit (1)	60.5%								60.3%
Operating margin (2)	6.6%								6.6%
Pretax margin (3)	5.9%								6.0%

Same Store SG&A expenses	$1,442.8	$—	$(2.8)	$2.1	$(13.4)	$5.3	$—	$—	$1,434.0
Same Store SG&A as % gross profit (1)	60.4%								60.1%

Same Store income (loss) from operations	$869.2	$—	$2.8	$(2.1)	$13.4	$(5.3)	$1.6	$—	$879.6
Same Store operating margin (2)	6.6%								6.7%

	U.S. GAAP	Non-GAAP adjustments	Non-GAAP adjusted
Net (loss) income from discontinued operations	$(73.3)	$81.8	$8.5
Less: (Loss) earnings allocated to participating securities	(2.5)	2.8	0.3
Net (loss) income from discontinued operations available to diluted common shares	$(70.9)	$79.1	$8.2

Net income	$552.1	$90.0	$642.1
Less: Earnings allocated to participating securities	18.5	3.0	21.6
Net income available to diluted common shares	$533.6	$87.0	$620.6

Diluted (loss) earnings per common share from discontinued operations	$(4.00)	$4.46	$0.46
Diluted earnings per common share from continuing operations	34.11	0.45	34.55
Diluted earnings per common share	$30.11	$4.91	$35.02
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.
(2) Adjusted operating margin excludes the impact of SG&A reconciling items above and asset impairment charges.
(3) Adjusted pretax margin excludes the impact of SG&A reconciling items above, asset impairment charges and a loss on interest rate swaps.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures — U.S.
(Unaudited)
(In millions)

	Three Months Ended December 31, 2022
	U.S. GAAP	Acquisition costs	Non-GAAP adjusted
SG&A expenses	$383.8	$(0.9)	$383.0
SG&A as % gross profit (1)	61.3%		61.2%

Same Store SG&A expenses	$331.9	$(0.9)	$331.0
Same Store SG&A as % gross profit (1)	62.0%		61.9%

	Three Months Ended December 31, 2021
	U.S. GAAP	Dealership and real estate transactions	Acquisition costs	Legal matters	Non-GAAP adjusted
SG&A expenses	$352.0	$3.3	$(9.1)	$0.7	$346.8
SG&A as % gross profit (1)	60.9%				60.0%

Same Store SG&A expenses	$337.3	$2.1	$(9.1)	$0.7	$331.0
Same Store SG&A as % gross profit (1)	60.9%				59.7%

	Year Ended December 31, 2022
	U.S. GAAP	Dealership and real estate transactions	Acquisition costs	Legal matters	Non-GAAP adjusted
SG&A expenses	$1,516.9	$36.1	$(0.9)	$(0.8)	$1,551.3
SG&A as % gross profit (1)	58.7%				60.1%

Same Store SG&A expenses	$1,281.7	$—	$(0.9)	$(0.8)	$1,280.0
Same Store SG&A as % gross profit (1)	60.3%				60.2%

	Year Ended December 31, 2021
	U.S. GAAP	Catastrophic events	Dealership and real estate transactions	Acquisition costs	Legal matters	Non-GAAP adjusted
SG&A expenses	$1,234.9	$(2.8)	$5.0	$(12.9)	$5.3	$1,229.6
SG&A as % gross profit (1)	59.1%					58.8%

Same Store SG&A expenses	$1,206.3	$(2.8)	$2.1	$(12.9)	$5.3	$1,198.0
Same Store SG&A as % gross profit (1)	59.1%					58.7%
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - U.K.
(Unaudited)
(In millions)

	Year Ended December 31, 2022
	U.S. GAAP	Dealership and real estate transactions	Acquisition costs	Non-GAAP Adjusted
SG&A expenses	$266.5	$2.7	$(1.3)	$267.9
SG&A as % gross profit (1)	69.6%			70.0%

Same Store SG&A expenses	$249.7	$—	$(1.3)	$248.4
Same Store SG&A as % gross profit (1)	70.1%			69.7%

	Year Ended December 31, 2021
	U.S. GAAP	Dealership and real estate transactions	Acquisition costs	Non-GAAP Adjusted
SG&A expenses	$242.2	$(0.6)	$(0.6)	$241.1
SG&A as % gross profit (1)	69.0%			68.7%

Same Store SG&A expenses	$236.5	$—	$(0.6)	$236.0
Same Store SG&A as % gross profit (1)	68.4%			68.3%
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.